1 March 2026 Investor Presentation 1

2 Legal Disclosures This presentation and the information contained herein (together, this “Presentation”) are for the benefit of the stockholders of Arbor Realty Trust, Inc. (together with its direct and indirect subsidiaries, “we,” “us,” “our,” “Arbor,” or the “Company”). This Presentation is solely for informational purposes and is not all inclusive and may not contain all of the information required in order to evaluate the Company. This Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the Company, nor shall there be any sale of securities in any state or other jurisdiction to any person or entity to which it is unlawful to make such offer, solicitation or sale in such state or jurisdiction. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. We use words such as “anticipate,” “expect,” “believe,” “intend,” “should,” “could,” “will,” “may,” “target” and similar expressions to identify forward-looking statements, although not all forward- looking statements include these words. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. These forward-looking statements involve risks, uncertainties and other factors that may cause our actual results in future periods to differ materially from forecasted results. Factors that could have a material adverse effect on our results of operations, financial condition and future prospects include, but are not limited to, changes in economic, macroeconomic and geopolitical conditions generally, and the real estate market specifically; adverse changes in our status with government-sponsored enterprises affecting our ability to originate loans through such programs; changes in interest rates; the quality and size of the investment pipeline and the rate at which we can invest our cash; impairments in the value of the collateral underlying our loans and investments; inflation; changes in federal and state laws and regulations, including changes in tax laws; the availability and cost of capital for future investments; competition; and other risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other periodic reports we file with the U.S. Securities and Exchange Commission from time to time. Undue reliance should not be placed on the forward-looking statements in this Presentation, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law. Non-GAAP Financial Measures This Presentation includes certain financial information that is not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Distributable Earnings. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. These non-GAAP financial measures are used by management to assess the Company’s performance, allocate resources and plan for future periods. These non-GAAP financial measures should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute or replacement for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies. Refer to the slide “Historical Reconciliation of Distributable Earnings to GAAP Net Income” for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

3 Arbor is a Leading Commercial Mortgage REIT with a Differentiated Business Model  Arbor Realty Trust is an internally-managed mortgage REIT with a premium operating platform and unique business model, consisting of two primary business platforms:  Structured Loan Origination and Investment  Agency Loan Origination and Servicing  Complementary operating platforms with diversified, counter- cyclical and recurring income streams  Balance sheet loans provide strong risk-adjusted returns  Balance sheet runoff naturally feeds GSE/Agency pipeline – Historically, ~50% of balance sheet runoff is recaptured into Agency production – Agency business is capital-light with high barriers to entry, resulting in sizeable earnings and cash flows  Servicing business generates significant prepayment protected annual revenue with 6-year weighted average remaining life  Prudent leverage and balance sheet strategy  Successfully delevered the Company 20% on a debt / equity basis to 3.3x1 since 2023  Best-in-class, highly aligned senior management team with significant ownership (~11%) Business Source: Company filings (As of December 31, 2025) 1) Trust preferred securities “TruPS” included as equity Platform • Customer-Centric Approach: Commitment to nurture long-term relationships, leading to multiple successful loan engagements over the years • Proven Track Record: Impressive number of repeat borrowers and sponsors, who consistently demonstrate strong operational capabilities and reliable loan repayment • Consistent Excellence: Symbiotic business outperforms through the cycle    Bridge and mezzanine loans Construction loans GSE loan origination GSE loan servicing Multiple revenue opportunities across borrower’s life cycle

4 Arbor has a 40+ Year Track Record of Excellence in the Multifamily Lending Sector Arbor National Mortgage founded by Ivan Kaufman. The company ultimately grows to greater than 1,200 employees in 8 states 1983 1992 Arbor National Mortgage goes public under the name Arbor National Holdings Arbor Commercial Mortgage (ACM) established as the commercial real estate finance subsidiary of Arbor National Holdings 1993 Arbor Realty Trust (NYSE: ABR) goes public completing a $135M IPO 2004 ACM obtains Fannie Mae DUS Seller/Servicer license, one of 25 granted in the country 1996 Arbor is one of the first commercial REITs to access securitization market post-2008 recession through collateralized loan obligations (CLOs) 2012 ACM receives Freddie Mac Seller/Servicer designation and becomes one of three nationwide lenders to offer the Freddie Mac Small Balance Loan (SBL) product 2014 Arbor completes the acquisition of ACM’s agency lending platform, integrating both the structured and agency business 2017 Arbor begins development of its Single-Family Rental “SFR” platform 2018 Arbor wins the #1 DUS Multifamily Lender Excellence in Operations award, the #1 Top Lender of Workforce Housing Rent Preservation, and is a top 10 DUS Multifamily Lender for the 18th year in a row 2024 Arbor launches Arbor Private Construction, a new construction financing product that complements the full suite of GSE financing options for construction- ready multifamily projects 2023 Over 30 years, ABR has transformed into a full-service multifamily loan originator that can support all aspects of commercial development 1995 Arbor National Holdings is sold to Bank of America; Ivan Kaufman retains ACM We believe Arbor is the only commercial mortgage REIT to successfully manage its securitization vehicles during the recession without any defaults or losses to its investors 2008 Source: Company website, Company filings (As of December 31, 2025)

5 2008 We Believe Arbor is the Only Multifamily Mortgage Lender to Survive the Great Financial Crisis 2009 2010 2012 Despite the Great Financial Crisis, Arbor announces record earnings and a significant increase to overall capital structure liquidity Arbor pays down approximately $189M in warehouse and term debt outstanding, and successfully restructures all outstanding Trust Preferred Securities Arbor retires all short-term recourse debt, refinances and modifies a significant amount of the underlying portfolio, monetizes non-performing and unencumbered assets, and increases liquidity by utilizing non- recourse CDO vehicles As a result of transforming its balance sheet proactively and prioritizing liquidity, Arbor is one of the first commercial mortgage REITs to access the securitization market post Great Financial Crisis “We will continue to aggressively manage our legacy issues and credit facilities and focus heavily on liquidity, capital retention and reducing our short term borrowings during this significant down turn” – Ivan Kaufman, CEO & Chairman (November 2008) “We believe that this is an environment where there’ll be a huge differentiation and perhaps a lot of the weaker companies will disappear … we just have to stick to building our business and utilizing these opportunities” – Ivan Kaufman, CEO & Chairman (February 2008) Capital Retention: Arbor prioritized capital retention and reducing short- term borrowing to focus on liquidity during an uncertain economic period Portfolio Management: Arbor took early steps to manage the loan portfolio effectively by restructuring and monetizing loans and recording appropriate reserves  Capital Restructuring: Arbor significantly restructured its capital structure by retiring a significant amount of debt at deep discounts   Prudent Capital Management: Arbor aggressively managed struggling credit facilities  Timeline Commentary Arbor's successful navigation of the GFC demonstrated the strength of its underwriting capabilities and resilient business model Peer group pre-GFC Peer group post-GFC

6 Best - i n - Class, Highly Aligned Management Team Internalized, highly aligned management team with significant ownership Industry-leading expertise with deep-rooted relationships across commercial real estate space Deep bench of talented employees Best-in-class underwriting and origination capabilities ✓ ✓ ✓ ✓  President and Chairman of Arbor Realty Trust  Over 40 years of executive leadership experience in the commercial real estate sector  Founded Arbor in 1983 and has been CEO and President of Arbor Commercial Mortgage LLC since 1993 Ivan Kaufman  Chief Financial Officer  Over 30 years of experience in commercial real estate in operational and financial capacity  Over 30-year tenure with ArborPaul Elenio  EVP, Chief Operating Officer  Over 20 years of experience in real estate finance, multifamily loan production, and capital markets  EVP, Structured Securitization  Significant experience in structured finance and real estate industries  20-year tenure with ArborGene Kilgore  EVP, Head of Agency Lending  Over 30 years of multifamily real estate finance experience  Leads Arbor’s agency lending platforms, including Fannie Mae, Freddie Mac, and FHA  EVP, Chief Investment Officer, Residential Financing  More than 20 years of experience in mortgage trading, securitization, banking and servicing  Over 10-year tenure with Arbor Steve Katz  EVP, Servicing and Asset Management  Over 25 years of commercial real estate experience  Significant experience in special servicingDanny van der Reis  EVP, Treasury and Servicing  Significant experience in the commercial real estate mortgage lending industry  Over 30-year tenure with ArborJohn Natalone  EVP, Chief Credit Officer and Head of Non-Agency Production & Syndications  Over 20 years of experience in commercial real estate lending  Previous experience at Greystone, TD Bank, BofA and PNC Bank David Friedman Yoni Goodman Jeff Lee

7 Arbor has Two Distinct Yet Complimentary Business Lines Description  Originate real estate loans and hold on balance sheet  Invests in the multifamily, Single-Family Rental, and commercial real estate markets  Originate, sell, and service real estate loans for GSEs  Short-term assets: Loans held-for-sale1  Long-term assets: Capitalized mortgage servicing rights (“MSRs”)2 Highlights  Best-in-class balance sheet loan origination business  Strong risk-adjusted returns  Proprietary Single-Family Rental platform  Weighted average of ~20 months to maturity3  Capital-light business  High barriers to entry  Visibility on prepayment protected annual servicing fee revenue of ~$129M4  Weighted average life of portfolio of ~6 years Portfolio ($B) Income streams Interest income on loans Assets ($M) $13,046 $1,449 Liabilities ($M) 10,867 561 Book value of equity ($M) 1,545 888 LTM earnings before taxes & preferred dividends ($M) 82 94 % of total 47% 53% Structured Business Agency Business Multifamily bridge loans $8.1 SFR bridge loans $3.2 Mezzanine and Preferred Equity loans $0.5 Other $0.3 $12.1B Structured loan portfolio Freddie Mac $7.5 Private Label $2.5 Other $2.1 Fannie Mae $24.1 $36.2B GSE servicing portfolio Source: Company filings (As of December 31, 2025, unless otherwise noted) 1) Represents loans originated and sold under the GSE and HUD programs, which are generally transferred or sold within 60 days of loan origination, as well as Private Label loans, which are either sold instantaneously or pooled and securitized, or sold, within 180 days of loan origination 2) Based on the discounted expected net cash flows associated with the servicing of the loan 3) Inclusive of extension options 4) Weighted average servicing fee of 35.6bps on $36.2B portfolio 5) Excludes impact of MSRs net of amortization, derivative instruments, and other income 6) Includes commitment fees, broker fees, loan assumption fees, loan origination fees % of FY 2025 YTD Agency Net Revenue5  Servicing fees4  Gain on sale of loans1,6  Interest earned on escrows  Interest income on loans held-for-sale1 46% 25% 20% 9%

8  GSE/Agency – Predominately five to ten-year fixed-rate loans; includes long-dated prepayment protected servicing income creating a significant annual annuity  Balance Sheet – Three to five years on average; feeds pipeline of future GSE/Agency originations  Single-Family Rental – One to three years on average; offers us three turns on our capital through construction, bridge and permanent loans  Construction (APC) – Multifamily product, one to three years on average; offers us three turns on our capital through construction, bridge and permanent agency loans Arbor’s Adaptable Originations Platform Drives Industry- Leading Performance Source: Company filings (As of December 31, 2025) 1) SFR totals include committed amounts that may not be fully funded Average Duration 2022 ~$11.4B 2024 ~$6.8B 2023 ~$6.8B 2025 ~$8.4B 14% 1% 59% 2% 18% 6% 1 7% 2% 64% 1% 26% 6% 1% 74% 1% 18% 48% 2% 39% 1% 10%

9 Agency Servicing Portfolio ($B)  ~$36.2B servicing portfolio, 100% focused on multifamily  Generates significant prepayment protected revenue stream of ~$129M annually with 6 yr. w/a remaining life  ~$1.9B cash/escrow balances (earns ~$65M annually)  ~$475M estimated fair market value of MSR with a carrying value of ~$341M Arbor has the Leading Nationwide Agencies Origination and Servicing Platform Total Agency Originations ($B) Source: Company filings (As of December 31, 2025) 1) Federal Housing Authority 2) Single-Family Rental 14.8 18.3 19.1 19.0 21.3 22.7 24.1 $20.1 $24.6 $27.0 $28.0 $31.0 $33.5 $36.2 2019 2020 2021 2022 2023 2024 2025 Fannie Mae Freddie Mac FHA Private Label SFR Bridge1 2  ~$70.5B of Agency originations since inception in 1995  Highly scalable and difficult to replicate platform  Average loan size of $10M - $15M  Industry leading performance with long track record of low historical losses  Top 10 Fannie Mae lender for 19 years in a row; #9 in 2025 1 2 3.3 5.0 3.4 2.9 3.8 2.4 3.0 0.7 1.0 1.0 1.4 0.8 1.8 1.9 1.5 $4.8 $6.7 $6.4 $4.8 $5.1 $4.5 $5.1 2019 2020 2021 2022 2023 2024 2025 Fannie Mae Freddie Mac FHA Conduit Private Label SFR

10 Annuity Based Business Model Drives Diversified Income Streams Source: Company filings (As of December 31, 2025) 1) Annualized based on December 31, 2024 and 2025 portfolio and debt balances, which may not be indicative of actual results 2) Structured business only; does not include interest income from Agency loans held-for-sale 3) Asset and debt rates reflect “all in” amounts, which include certain fees and costs 2 3 3 Significant Long-Dated, Predictable Annual Cash Flow1 Other Diversified Platform Income Sources Based on: 1/1/25 1/1/26 Cash/Escrow Balance $2.1B $1.9B Earnings Rate 4.15% 3.45% Based on: 1/1/25 1/1/26 Servicing Portfolio $33.5B $36.2B Servicing Rate 0.378% 0.356% Based on: 1/1/25 1/1/26 Asset Bal. $11.3B $12.1B Asset Rate 7.80% 7.08% Debt Bal. $9.5B $10.5B Debt Rate 6.88% 6.45% 2023 2024 2025 Gain on Sale $73M $75M $71M Equity Investments $24M $6M $51M $127M $129M 1/1/2025 1/1/2026 Servicing Revenue $233M $183M 1/1/2025 1/1/2026 Net Interest Income $97M $81M $122M 2023 2024 2025 Gain on Sale Equity Investments $87M $65M 1/1/2025 1/1/2026 Cash/Escrow Earnings2

11 Arbor Has a Consistent Track Record of Book Value Appreciation and Outperformance Source: Company filings (As of December 31, 2025) Sector peers include ACRE, ARI, BXMT, GPMT, KREF, LADR, RC, STWD and TRTX 18% (30%) 0% (46%) (50%) (30%) (10%) 10% 30% 50% 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 4Q25 A ABR BVPS Peer Avg BVPS ABR Dividend Peer Avg Dividend Arbor has operated with best-in-class performance metrics and significantly outperformed peers in book value appreciation and dividend stability

12 Key Investment Highlights Arbor benefits from strong momentum on key priorities Focused on the resilient multifamily lending market Adaptable originations platform enables pursuit of most attractive lending opportunities Leading nationwide agencies origination and servicing platform Annuity-based business model drives diversified income streams Highly diversified capital structure and liquidity profile

13 Recent Accomplishments Demonstrate Arbor’s Focus on Operational Excellence Continued monetization of legacy investments  Recognized $56M in cash gains from Lexford in FY 2025 and generated over $100M of income from this investment life-to-date Pursue strategic transactions  Entered a new $1.1B CLO (CLO 20) with record 89% leverage, creating $85M of liquidity  Completed first BTR CLO securitization in the industry, for ~$800M of assets, terms and pricing improvement over existing warehouse lines resulting in improved returns and profitability  Called legacy CLO vehicle in October, refinancing assets within existing repurchase facilities and adding $90M of liquidity  Completed debut $500M high-yield bond offering and Ba2 / BB public ratings from Moody’s and Fitch  Issued additional follow-on offering of $400M high-yield bonds Strong performance under challenging conditions  Originated $5.1B of Agency loans in FY 2025, including $3.6B in the second half of the year  FY 2025 total represents a 13% increase over $4.5B originated in FY 2024  ~$3.5B of Structured originations in FY 2025, representing an increase of 147% over ~$1.4B in FY 2024  Structured loan portfolio increased 7% in FY 2025 to $12.1B Source: Company filings (As of December 31, 2025) 1) Reflects ending book value per share on 12/31/25 2) Assumes no reinvestment of the common dividend. Reflects ending stock price on 12/31/25 Industry leading performance metrics  14.0% and 9.9% ROEs in FY 2024 and FY 2025  18% increase in book value (over last 6 years)1  16% 6-year total shareholder return2

14 Source: Company filings (As of December 31, 2025) 1) No other individual state represented 4% or more of the total Arbor’s Loan Portfolio is Focused on the Highly Stable, Liquid and Resilient Multifamily Market LOAN TYPE ASSET CLASS GEOGRAPHICAL LOCATION ✓ Primary focus on stable multifamily senior loans Generates strong leveraged returns Geographically diversified Balance sheet business drives GSE/Agency pipeline ✓ ✓ ✓ PORTFOLIO OVERVIEW Bridge, 94% Mezz, 2% Pref Eq, 2% APC, 2% Multifamily, 73% Single-Family Rental, 26% Land, 1% TX, 23% FL, 17% GA, 7% NY, 8% AZ, 8% NC, 4% Other, 33%1 Total Portfolio $12.1B As of: 12/31/2025 Average loan size $19.2M W/A loan-to-value 77% Allowance for credit losses (CECL) 1% W/A mos. to maturity 14.7 W/A mos. to maturity w/ext. option 19.9

15 Arbor is Singularly Focused on Accelerating the Resolution of Non-Performing Assets Source: Company filings (As of December 31, 2025) Non-Performing Assets - 2025 ($ in 000s) UPB # UPB # UPB # UPB # Beginning Balance 819,275$ 35 653,911$ 28 528,700$ 22 749,250$ 33 Additions 108,883 5 89,634 4 435,103 18 270,710 9 Transfer to REO (197,457) (7) (110,502) (5) (122,475) (2) (88,168) (4) Modified/Payoffs (76,790) (5) (104,343) (5) (92,078) (5) (314,345) (9) Ending Balance 653,911$ 28 528,700$ 22 749,250$ 33 617,447$ 29 Carrying Value # Carrying Value # Carrying Value # Carrying Value # Beginning Balance 176,543$ 8 302,158$ 13 365,186$ 15 471,347$ 16 Transfer to REO 197,457 7 67,977 3 107,556 2 72,868 4 Sold (72,044) (2) (7,000) (1) (10,063) (1) (28,814) (1) Impairment - - - (20,500) Other (CapEx / Depreciation) 202 2,051 8,668 4,037 Ending Balance 302,158$ 13 365,186$ 15 471,347$ 16 498,938$ 19 UPB # UPB # UPB # UPB # Beginning Balance 995,818$ 43 956,069$ 41 893,886$ 37 1,220,597$ 49 Activity (39,749) (2) (62,183) (4) 326,711 12 (104,212) (1) Ending Balance 956,069$ 41 893,886$ 37 1,220,597$ 49 1,116,385$ 48 % of Total Portfolio 8.1% 7.5% 10.0% 8.9% 2025 Delinquency Rollforward 1Q25 2Q25 3Q25 4Q25 2025 REO Rollforward 1Q25 2Q25 3Q25 4Q25 1Q25 2Q25 3Q25 4Q25 Combined Non-Performing Assets Continue to make meaningful progress each quarter by resolving more non-interest earning assets versus new defaults; In 4Q25, non-performing assets are down 9% as Arbor accelerates the resolution process

16 Arbor has Clear Visibility to Resolution on Non-Performing Assets Source: Company filings (As of December 31, 2025) 1) Assumes no new delinquencies Aggressive resolution strategy will go a long way towards improving Arbor’s run rate of net interest income as these non-performing assets are dragging earnings down by $80M - $100M annually, or ~$0.38 - $0.48 per share Projected Resolution for $617M of Delinquencies → $100M - $150M is expected to be resolved by the end of 1Q26 → Likely to rectify between $100M - $200M in 2Q26 → Throughout 2026, Arbor is projected to take back between $100M - $200M of non-performing loans as REO assets, as well as work through any remaining delinquencies → This aggressive resolution pace will resolve nearly all of these delinquencies by year end Projected Resolution for $499M of REO Assets → ~$50M - $75M of delinquent loans (noted above) taken back as REO in the first quarter → Additionally, from 2Q26 – 4Q26, Arbor is projected to take back between $50M - $125M of non- performing loans (noted above) as REO assets → We expect to resolve between $350M - $400M of these assets during the year, which will bring the REO balance down to ~$300M by the end of 2026 1

17 Arbor Maintains a High-Quality Loan Portfolio With Active Risk Management to Mitigate Potential Loan Losses Source: Company filings (As of December 31, 2025) 1) Net of reversals 2) Includes impact of adopting current expected credit loss (“CECL”) on January 1, 2020 of $17.3M 3) Includes $74.4M of reserves related to REO assets 5.7% Experienced Team with Strong Track Record of Managing Through Cycles ($M) FY’17 FY’18 FY’19 FY’20 FY’21 FY’22 FY’23 FY’24 FY’25 FY’25 w/REO Beginning balance $83.7 $62.8 $71.1 $88.42 $148.3 $113.2 $132.6 $195.7 $239.0 Provision for loan losses1 (0.4) 11.5 – 59.9 (24.3) 19.4 68.8 55.5 35.3 Net charge-offs (20.5) (3.2) – – (10.8) – (5.7) (12.2) (128.3) Ending balance $62.8 $71.1 $71.1 $148.3 $113.2 $132.6 $195.7 $239.0 $146.0 $220.4 Total portfolio UPB $2.7B $3.3B $4.3B $5.5B $12.2B $14.5B $12.6B $11.3B $12.1B $12.6B Ending balance % of total UPB 2.4% 2.2% 1.7% 2.7% 0.9% 0.9% 1.6% 2.1% 1.2% 1.7% Structured Aggressive approach to portfolio management and, when necessary, taking over assets to stabilize projects  Partner with strong sponsors with track record of success and maintain disciplined origination principles  For REO, resolution through disposition or invest strategically in asset’s rehabilitation to improve NOI & occupancy  Current delinquencies represent just 2.3% of FY 2020 unpaid balance and 2021 – 2025 new originations of $27.3B Structured Allowance for Credit Losses – Structured Business Agency  Agency business credit risk is limited by nature of loan sales and servicing model  Arbor participates in a loss-share program with Fannie Mae  The Company has a clear history of navigating this potential guarantee with limited losses  Marginal Fannie Mae delinquencies of 2.59% with $36M of specific reserves against ~$600M of assets 3

18 Highly Diversified Capital Structure Source: Company-provided information 1) Amounts are as of December 31, 2025 2) Excludes Agency debt due to its short-term nature 3) Pro forma for the payoff of $175M senior unsecured notes maturing in April 2026 Trust preferred (TruPS) Warehouse & repo Perpetual preferred equity Senior unsecured notes Common equity Collateralized loan obligations BTR securitization CLO repurchase facility 1 Total Enterprise Value = Diversity of funding options provides Arbor with financial flexibility and enables the Company to adapt to changing market conditions and mitigate risk  Extensive experience with CRE CLOs  2 outstanding legacy nonrecourse CLOs totaling ~$2B; 1.97% over SOFR; 72% leverage  1 new $1.1B nonrecourse CLO (CLO 20); 1.82% over SOFR; 89% leverage; 2.5-year replenishment  Match-funded with locked-in spreads  Wtd. average advance rate of 77%  15 separate warehouse and repo facilities ($6.2B committed) 2  6.86% wtd. average coupon rate, no significant covenants; matures in 2026-2030 3  ~30 year unsecured with no significant covenants – equity-like  $427M, 6.25% rate; $230M, 6.375% rate  New CLO-like $1.2B repurchase facility used to unwind 2 CLO vehicles in full  1.85% over SOFR; 80% leverage; 88% non-recourse  New BTR CLO, improved terms over our warehouse lines  80% leverage, 2-year replacement ~$8.3B secured indebtedness of which ~78% is non-recourse and ~54% is non-mark-to-market, non-recourse, long-dated securitized/CLO-like debt with average pricing of ~2.00% (w/o fees) over SOFR 2,433 154 657 1,875 3,618 1,153 525 2,961 13,376

19 Conservative Leverage Profile Allows for Proactive Risk Management and Mitigation Through Cycles Source: Company filings (As of December 31, 2025) 1) Considers Trust Preferreds (TruPS) as equity 2) Excludes $3.5B of non-recourse, non-MTM, long-dated securitized debt and pro forma for the payoff of $175M senior unsecured notes maturing in April 2026 3) Including extension options Structured Maturities ($M)2Debt-to-Equity1 3 Significantly improved debt-to-equity ratio; reduced from 4.1x to 3.3x as of 12/31/2025 Arbor has extended material repurchase facility maturities to 2030 4.1x 3.3x 2.8x 3.3x 12/31/22 12/31/23 12/31/24 12/31/25 Debt-to-Equity 154 270 525 580 500 1,625 650 2,496 $1,895 $1,175 $3,076 $654 2026 2027 2028 Thereafter Trust Preferreds Unsecured Notes Warehouse Lines

20 Unencumbered Asset Pool is Comprised of High-Quality Assets  $3.2B total unencumbered asset pool made up of high-quality assets  1.7x unencumbered assets-to-unsecured debt  Averaging ~2.2x over last 8 quarters, significantly above the covenant requirement  ~$980M cushion vs. 1.20x  CLOs remain overcollateralized and are comfortably in compliance with existing overcollateralization and interest coverage covenants  54% of secured debt is nonrecourse and non- mark-to-market Pro forma unrestricted cash 15.1% CLO equity 31.3% Total unencumbered securities 6.0% Other assets 12.3% Investments in equity affiliates 1.8% 1st mortgage loans 13.5% Mezzanine & preferred 11.8% Net MSRs 8.2% Key Unencumbered Asset Pool HighlightsUnencumbered Asset Pool Composition $3.2B Total Unencumbered Assets Significant unencumbered asset coverage of unsecured debt from high-quality asset pool 1 Source: Company provided information. Amounts as of December 31, 2025, pro forma for $175M senior unsecured notes redemption 1) Other assets are comprised primarily of interest and exit fees receivable, operating lease ROU and fixed assets, deferred compensation asset, and other receivables

21 Over the Last 5 Years Arbor has Generated Strong Financial Results Source: Company filings (As of December 31, 2025) 1) Distributable Earnings is a non-GAAP measure that excludes certain one-time items, as well as certain non-cash items. These adjustments are reflected on the appropriate line items shown on this page 2) $1.07 including realized losses totaling $22.6M Solid earnings base driven by thriving multifamily focused GSE/Agency platform as well as a well-positioned balance sheet business with entrenched low-cost CLOs that allow for outsized levered returns Net interest income $ 254,082 $ 390,784 $ 427,991 $ 363,258 $ 238,172 Servicing revenue 166,170 196,570 208,278 202,819 190,729 Gain on sale, incl. fee based services, net 123,037 72,904 72,522 74,932 70,670 Net operating income (loss) on REOs 34,610 (259) (189) (168) (6,633) Income from equity affiliates - 14,247 24,281 5,772 50,880 Other income 7,448 (2,359) 4,867 7,254 10,537 Total net revenues 585,347 671,887 737,750 653,867 554,355 Total operating expenses 237,155 227,282 223,404 239,689 237,096 Realized loan reserves / (recoveries) 12,575 (2,045) 20,499 14,790 29,707 Preferred stock dividends 21,888 40,954 41,368 41,368 41,368 Distributable earnings1 $ 313,729 $ 405,696 $ 452,479 $ 358,020 $ 246,184 Distributable earnings ROE on common equity 18.5% 18.2% 17.8% 14.0% 9.9% Distributable earnings per common share $2.01 $2.23 $2.25 $1.74 $1.17 2 Dividend per common share $1.48 $1.57 $1.71 $1.72 $1.20 Distributable EPS in excess of dividends $0.53 $0.66 $0.54 $0.02 ($0.03) Dividend payout ratio 74% 70% 76% 99% 103% 2025 Year Ended 20242023 (Amounts in 000s, except per share amounts) 2021 2022

22 Historical Reconciliation of Distributable Earnings to GAAP Net Income Source: Company filings (As of December 31, 2025) 1) Amounts are attributable to common stockholders and OP Unit holders. The OP Units are redeemable for cash, or at the Company's option for shares of the Company's common stock on a one-for-one basis 2) $1.07 including realized losses totaling $22.6M 3) The diluted weighted average shares outstanding exclude the potential shares issuable upon conversion and settlement of the Company's convertible senior notes principal balance. No adjustment was necessary for 2024 and 2025, as their effect was anti-dilutive and not reflected in the GAAP diluted weighted average shares outstanding Net income attributable to common stockholders $ 317,412 $ 284,829 $ 330,065 $ 223,272 $ 107,427 Adjustments: Net income attributable to noncontrolling interest 38,507 28,044 29,122 19,278 9,033 Income from mortgage servicing rights (130,230) (69,346) (69,912) (51,272) (54,532) Deferred tax (benefit) provision 10,892 (1,741) (7,349) (11,613) 3,773 Amortization and write-offs of MSRs 91,356 104,378 77,829 76,922 81,112 Depreciation and amortization 10,900 11,069 16,425 12,040 26,217 Loss on extinguishment of debt 3,374 4,933 1,561 412 2,919 Provision for credit losses, net (39,856) 25,077 68,642 65,537 32,487 Loss on derivative instruments, net 432 3,480 (8,844) 9,212 (3,379) Gain on real estate from settlement of loan (2,466) – – – – Loss on real estate – – – – 27,338 Loss on redemption of preferred stock 3,479 – – – – Stock-based compensation 9,929 14,973 14,940 14,232 13,789 Distributable earnings1 $ 313,729 $ 405,696 $ 452,479 $ 358,020 $ 246,184 Distributable earnings per common share $2.01 $2.23 $2.25 $1.74 $1.17 2 20242023 (Amounts in 000s, except per share amounts) 2021 2025 Year Ended 2022